Exhibit 99.1

A NNUAL M EETING OF S HAREHOLDERS May 8 , 2018

R OBERT C. G RUBIC Chairman of the Board 2

R ORY G. R ITRIEVI President & CEO 3

This presentation and management’s related discussion may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions . These statements may be identified by such forward - looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements . Actual results may differ materially from such forward - looking statements, and no reliance should be placed on any forward - looking statement . Factors that may cause results to differ materially from such forward - looking statements include, but are not limited to, changes in interest rates, spreads on earning assets and interest - bearing liabilities, and interest rate sensitivity ; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets ; sources of liquidity ; common shares outstanding ; common stock price volatility ; fair value of and number of stock - based compensation awards to be issued in future periods ; the impact of changes in market values on securities held in Mid Penn’s portfolio ; legislation affecting the financial services industry as a whole, and Mid Penn and Mid Penn Bank individually or collectively, including tax legislation ; regulatory supervision and oversight, including monetary policy and capital requirements ; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies ; increasing price and product/service competition, including new competitors ; (Cont.) Cautionary Notice Regarding Forward - Looking Statements 4

(Cont . ) rapid technological developments and changes ; the ability to continue to introduce competitive new products and services on a timely, cost - effective basis ; the mix of products/services ; containing costs and expenses ; governmental and public policy changes ; protection and validity of intellectual property rights ; reliance on large customers ; technological , implementation and cost/financial risks in large, multi - year contracts ; the outcome of future litigation and governmental proceedings, including tax - related examinations and other matters ; continued availability of financing ; financial resources in the amounts, at the times and on the terms required to support Mid Penn and Mid Penn Bank’s future businesses ; the impact of Mid Penn’s completed acquisition of The Scottdale Bank and Trust Company, and the impact of the announced combination with First Priority Financial Corp .; and material differences in the actual financial results of merger, acquisition and investment activities compared with Mid Penn’s initial expectations, including the full realization of anticipated cost savings and revenue enhancements . For a list of other factors which would affect our results, see Mid Penn’s filings with the SEC, including those risk factors identified in the "Risk Factors" section and elsewhere in our Annual Report on Form 10 - K for the year ended December 31 , 2017 . The statements made during this presentation are as of the date of this presentation, even if subsequently made available by Mid Penn on its website or otherwise . Mid Penn assumes no obligation for updating any such forward - looking statements at any time, except as required by law . Cautionary Notice Regarding Forward - Looking Statements 5

This presentation contains financial information determined by methods other than in accordance with U . S . Generally Accepted Accounting Principles ("GAAP") . For tangible book value, the most directly comparable financial measure calculated in accordance with GAAP is our book value . We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets . Goodwill and other intangible assets have the effect of increasing total book value while not increasing our tangible book value . We believe earnings per share excluding the after - tax impact of merger - related expenses and the adjustment of the deferred tax asset provides important supplemental information in evaluating Mid Penn’s operating results because these charges are not incurred as a result of ongoing operations . Income tax effects of non - GAAP adjustments are calculated using the applicable statutory tax rate for the jurisdictions in which the charges (benefits) are incurred, while taking into consideration any valuation allowances or non - deductible portions of the non - GAAP adjustments . This non - GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Mid Penn’s results and financial condition as reported under GAAP, nor is it necessarily comparable to non - GAAP performance measures that may be presented by other companies . Management believes that this non - GAAP supplemental information will be helpful in understanding Mid Penn’s ongoing operating results . Reconciliations of these non - GAAP measures to the most directly comparable GAAP measures are set forth in the Appendix . This supplemental presentation should not be construed as an inference that Mid Penn’s future results will be unaffected by similar adjustments to be determined in accordance with GAAP . Cautionary Notice Regarding Non - GAAP Measures 6

Experienced Leadership Executive Position Years at MPB Years in Industry Rory G. Ritrievi President & Chief Executive Officer 9 31 Scott W. Micklewright EVP & Chief Lending Officer 9 12 Kelly K. Neiderer EVP & Chief Retail Officer 5 28 Joseph L. Paese, CFP EVP & Director of Trust & Wealth Management 3 34 Michael D. Peduzzi, CPA EVP & Chief Financial Officer 3 19 Justin T. Webb EVP & Chief Risk Officer 5 12 Amy M. Barnett SVP & Senior Compliance Officer 8 19 Roberta A. Hoffman SVP & Director of Human Resources 42 42 John Paul Livingston SVP & Chief Technology Officer 9 15 James R. Ridd SVP & Chief Credit Officer 2 33 Paul F. Spiegel SVP & Senior Operations Manager 7 32 Margaret E. Steinour SVP & Chief Administrative Officer 6 13 Cindy L. Wetzel VP & Corporate Secretary 38 38 7

Experienced Leadership Executive Position Years at MPB Years in Industry Joan E. Dickinson Regional President 5 32 Heather R. Hall Regional President 2 18 Alex J. Kauffman Regional President 6 6 Mark F. Ketch Regional President 2 25 Averages: 10 24 8

As of March 31, 2018 (000s): Total Assets: $ 1,391,217 Total Loans: $ 1,007,138 Total Deposits: $ 1,212,423 Mid Penn Bancorp, Inc., headquartered in upper Dauphin County, PA, has 29 branch offices across eight Pennsylvania counties. With our acquisition of The Scottdale Bank & Trust Company on Jan. 8 , 2018, we welcomed Scottdale’s five branch offices and employees, and brought our products and services to the customers of Western Pennsylvania . Profile of Mid Penn Bancorp 9

Celebrating A Special Year! 10

» In 2017, Mid Penn Bank was named one of the “Top 200 Community Banks” for the 5 th consecutive year, and » W e were honored to be recognized as one of the “Best Banks to Work For” by American Banker. » Recipient of the “Grow Your Community Award” from the Pennsylvania Association of Community Bankers (4 th consecutive year). Industry Recognition 11

» 5 - Year Return: $100 invested in MPB Stock as of Dec. 31, 2012 and held for the full five years through Dec. 31, 2017 returned over 240% Increasing Shareholder Value 12 $100.00 $200.00 $300.00 $400.00 Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Mid Penn Bancorp, Inc (MPB) Russell 3000 Index Mid-Atlantic Custom Peer Group Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Mid Penn Bancorp, Inc (MPB) $100.00 $130.80 $146.01 $155.37 $239.20 $340.28 Russell 3000 Index $100.00 $133.55 $150.32 $151.04 $170.28 $206.26 Mid-Atlantic Custom Peer Group $100.00 $117.06 $126.84 $137.95 $154.90 $186.90 2017 Total Return was 42%

» Total Return to Shareholders in 2017 was $9.89 or 42% per common share. ▪ Common stock price appreciation of $9.27 per share (from a closing price of $23.83 on Dec. 31, 2016, to a closing price of $33.10 on Dec. 31, 2017) ▪ Cash dividends paid of $0.62 per common share Dividends and Shareholder Return 13 Year Ended Dec. 31, 2013 Year Ended Dec. 31, 2014 Year Ended Dec. 31, 2015 Year Ended Dec. 31, 2016 Year Ended Dec. 31, 2017 $0.25 $0.45 $0.44 $0.58 $0.62 Cash Dividends Paid Per Common Share

Increasing Shareholder Value 14 $15.13 $15.49 $15.59 $16.82 $18.21 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 Tangible Book Value Per Common Share Includes the impact of both Q1 earnings and the Scottdale acquisition. (a) (a) (b) (b) Tangible Book Value per Common Share is a Non - GAAP measure as it excludes goodwill and core deposit intangible. See the reconciliation of GAAP to non - GAAP measures in the Appendix to this presentation 12/31/14 12/31/15 12/31/16 12/31/17 3/31/18 Tangible Book Value Per Common Share $15.13 $15.49 $15.59 $16.82 $18.21 GAAP Book Value Per Common Share $15.48 $16.58 $16.65 $17.85 $22.72

$4,616 $5,351 $6,038 $7,804 $7,089 $8,857 Year Ended Dec. 31, 2013 Year Ended Dec. 31, 2014 Year Ended Dec. 31, 2015 Year Ended Dec. 31, 2016 Year Ended Dec. 31, 2017 Year Ended Dec. 31, 2017 (Adjusted) Net Income Available to Common Shareholders (Dollars in 000s) Earnings Results 15 Adjusted 2017 earnings, a non - GAAP measure, exclude the after - tax impact of merger expenses of $619,000 incurred during 2017, and a one - time deferred tax asset charge of $1,169,000. This deferred tax asset adjustment was a result of the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017, which lowered Mid Penn’s future maximum corporate tax rate from 34 percent to 21 percent. Though the reduced rate will provide tax savings to Mid Penn in future periods, the reduction resulted in a $1,169,000 write - down of Mid Penn’s deferred tax asset, which was previously valued based upon the projection of a 34 percent future tax benefit . See the reconciliation of GAAP to non - GAAP measures in the Appendix to this presentation. * *

$1.32 $1.53 $1.47 $1.85 $1.67 $2.09 Year Ended Dec. 31, 2013 Year Ended Dec. 31, 2014 Year Ended Dec. 31, 2015 Year Ended Dec. 31, 2016 Year Ended Dec. 31, 2017 Year Ended Dec. 31, 2017 (Adjusted) Earnings Per Common Share (EPS) - Fully Diluted Earnings Results 16 Adjusted 2017 earnings per common share, a non - GAAP measure, excludes the $0.42 per - share after - tax impact of merger expenses of $619,000 incurred during 2017, and a one - time deferred tax asset charge of $1,169,000. See the reconciliation of GAAP to non - GAAP measures in the Appendix to this presentation. * *

» T otal loans increased by $95 million or nearly 12% during 2017, and the compound annual growth rate (CAGR) of loans from 2015 to 2017 was 11%. » T otal deposits increased by $89 million or over 9 % during 2017, and the CAGR of deposits from 2015 to 2017 was 15%. Strong Loan & Deposit Growth 17 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 $777 $935 $1,024 $739 $816 $911 Total Loans (Dollars in millions) Total Deposits (Dollars in millions)

Net Interest Margin 18 3.80% 3.99% 4.03% 3.82% 3.68% 2013 2014 2015 2016 2017 Net Interest Margin Year Ended Dec. 31 » The yield earned on loans during 2017 was 4.73%, which was comparable to the yield on loans of 4.78% for 2016. » Despite three Fed rate increases in 2017 totaling 0.75%, the cost of funds for 2017 was 0.62%, a modest increase from 2016’s cost of funds of 0.58%.

» On January 8, 2018, Mid Penn announced the successful completion of the legal acquisition of The Scottdale Bank & Trust Company. Mid Penn acquired $70,686,000 in loans, $114,039,000 of investments, and assumed $209,981,000 of deposits from Scottdale. Mid Penn also recorded goodwill of $18,610,000 and a core deposit intangible asset of $ 4,940,000 as a result of the acquisition . » A new Miners Bank branch opened in June 2017 in Orwigsburg, PA in Schuylkill County, and Mid Penn Bank re - established a retail office in Halifax, PA in upper Dauphin County in January 2018. Franchise Expansion 19

» Through 2017 and into the 1 st Quarter of 2018, when Mid Penn closed its acquisition of The Scottdale Bank & Trust Company, Mid Penn’s total assets grew to just under $1.4 Billion. Franchise Expansion 20 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 $756 $932 $1,033 $1,170 $1,391 Total Assets (Dollars in millions)

» On January 16, 2018, Mid Penn entered into an Agreement and Plan of Merger with First Priority Financial Corp. pursuant to which First Priority will merge with and into Mid Penn (Mid Penn being the surviving corporation). The acquisition will expand Mid Penn’s footprint into Chester , Berks, Montgomery, and Bucks counties in southeastern Pennsylvania. On a pro forma basis, the combined company will have over $2 billion in total assets. Under the terms of the merger a greement , First Priority shareholders will receive 0.3481 shares of Mid Penn common stock for each First Priority common share owned. Subject to customary closing conditions including regulatory and shareholder approvals, it is expected that the acquisition will be completed in the third quarter of 2018. Franchise Expansion 21

Thanks to All Our Shareholders! 22

23 Appendix : Reconciliation of GAAP to Non - GAAP Measures Tangible Book Value per Common Share March 31, December 31, December 31, December 31, December 31, (Dollars in thousands, except per share data) 2018 2017 2016 2015 2014 Common Shareholder's Equity (GAAP) 139,124$ 75,703$ 70,467$ 70,068$ 54,130$ Less: Goodwill 22,528 3,918 3,918 3,918 1,016 Less: Core Deposit and Other Intangibles 5,126 434 539 665 187 Tangible Equity (non-GAAP) 111,470$ 71,351$ 66,010$ 65,485$ 52,927$ Common Shares Issued and Outstanding 6,122,717 4,242,216 4,233,297 4,226,717 3,497,829 Book Value per Common Share (GAAP) 22.72$ 17.85$ 16.65$ 16.58$ 15.48$ Tangible Book Value per Common Share (non-GAAP) 18.21$ 16.82$ 15.59$ 15.49$ 15.13$ For the periods ended Adjusted Earnings and Adjusted Earnings Per Share For the twelve months ended December 31, (Dollars in thousands, except per share data) 2017 Net Income Available to Common Shareholders (GAAP) 7,089$ Plus: Merger and Acquisition Expenses 619 Less: Tax Effect of Merger and Acquisition Expenses 20 Plus: Adjustment of Deferred Tax Asset 1,169 Adjusted Earnings (non-GAAP) 8,857$ Weighted Average Shares Outstanding 4,236,616 Earnings Per Share (GAAP) 1.67$ Adjusted Earnings Per Share (non-GAAP) 2.09$